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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21852

Columbia Funds Series Trust II
(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center Minneapolis, MN		55474
(Address of principal executive offices)		(Zip code)

Christopher O. Petersen, Esq. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	April 30

Date of reporting period:	January 31, 2014

Item 1. Schedule of Investments.

Portfolio of Investments

Columbia Global Infrastructure Fund

January 31, 2014 (Unaudited)

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks 90.7%
IRELAND 5.8%
Eaton Corp. PLC	228,529	$16,703,185
Ingersoll-Rand PLC	178,160	10,474,026
Total		27,177,211
NETHERLANDS 1.8%
Chicago Bridge & Iron Co. NV	113,817	8,535,137
SPAIN 1.9%
Telefonica SA, ADR	581,430	8,930,765
SWITZERLAND 4.6%
Foster Wheeler AG (a)	474,065	14,212,469
TE Connectivity Ltd.	127,269	7,191,971
Total		21,404,440
UNITED KINGDOM 4.9%
Delphi Automotive PLC	188,370	11,469,849
Vodafone Group PLC, ADR	299,230	11,089,464
Total		22,559,313
UNITED STATES 71.7%
Aegion Corp. (a)	108,614	2,228,759
AGCO Corp.	179,352	9,564,842
American Airlines Group, Inc. (a)	416,030	13,957,806
Autodesk, Inc. (a)	217,900	11,167,375
Babcock & Wilcox Co. (The)	224,720	7,703,402
Boeing Co. (The)	123,384	15,455,080
Cameron International Corp. (a)	133,260	7,991,602
Coherent, Inc. (a)	51,226	3,423,946
Delta Air Lines, Inc.	434,346	13,295,331
Great Lakes Dredge & Dock Corp. (a)	313,450	2,360,278
Halliburton Co.	274,285	13,442,708
Honeywell International, Inc.	153,838	14,034,641
Hubbell, Inc., Class B	50,764	5,925,682
ITT Corp.	203,421	8,330,090
KLA-Tencor Corp.	199,710	12,276,174
Lam Research Corp. (a)	180,390	9,129,538
MasTec, Inc. (a)	150,740	5,417,596
Newport Corp. (a)	213,335	3,869,897
Pall Corp.	99,630	7,980,363
Parker Hannifin Corp.	114,398	12,969,301
Precision Castparts Corp.	61,040	15,549,940
Quanta Services, Inc. (a)	311,262	9,702,036
Questar Corp.	463,900	10,818,148
Rockwell Automation, Inc.	135,760	15,590,678

Issuer		Shares	Value

Common Stocks (continued)
UNITED STATES (CONTINUED)
SBA Communications Corp., Class A (a)		160,240	$14,862,260
Terex Corp.		172,896	7,088,736
Time Warner Cable, Inc.		68,480	9,126,330
Timken Co.		179,680	10,121,374
TRW Automotive Holdings Corp. (a)		122,640	9,093,756
Union Pacific Corp.		94,070	16,390,757
United Continental Holdings, Inc. (a)		402,544	18,452,617
URS Corp.		67,125	3,369,675
Xylem, Inc.		393,024	13,111,281
Total			333,801,999
Total Common Stocks (Cost: $293,086,836)			$422,408,865

Convertible Preferred Stocks 2.1%
UNITED STATES 2.1%
Crown Castle International Corp., 4.500% (a)		100,000	9,763,200
Total			9,763,200
Total Convertible Preferred Stocks (Cost: $10,123,750)			$9,763,200

Issuer	Coupon Rate	Principal Amount	Value

Corporate Bonds & Notes 1.1%
United States 1.1%
Hiland Partners LP/Finance Corp. (b)
10/01/20	7.250%	2,596,000	$2,777,720
Rockies Express Pipeline LLC Senior Unsecured (b)
04/15/15	3.900%	2,500,000	2,496,875
Total			5,274,595
Total Corporate Bonds & Notes (Cost: $5,256,443)			$5,274,595

Issuer		Shares	Value

Limited Partnerships 2.8%
UNITED STATES 2.8%
Plains GP Holdings LP, Class A		432,204	10,986,625
Valero Energy Partners LP		53,947	1,917,816
Total			12,904,441
Total Limited Partnerships (Cost: $11,120,143)			$12,904,441

	Shares	Value

Money Market Funds 3.4%
Columbia Short-Term Cash Fund, 0.077% (c)(d)	15,905,278	$15,905,278
Total Money Market Funds (Cost: $15,905,278)		$15,905,278
Total Investments (Cost: $335,492,450) (e)		$466,256,379(f)
Other Assets & Liabilities, Net		(527,013)
Net Assets		$465,729,366

Notes to Portfolio of Investments
(a)	Non-income producing.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2014, the value of these securities amounted to $5,274,595 or 1.13% of net assets.

(c)	The rate shown is the seven-day current annualized yield at January 31, 2014.
(d)

As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended January 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	1,008,793	148,162,015	(133,265,530)	15,905,278	6,301	15,905,278

(e)

At January 31, 2014, the cost of securities for federal income tax purposes was approximately $335,492,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized Appreciation	$132,047,000
Unrealized Depreciation	(1,283,000)
Net Unrealized Appreciation	$130,764,000

(f)	Investments are valued using policies described in the notes to financial statements in the most recent shareholder report.

Abbreviation Legend
ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•             Level 1 - Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds).  Valuation adjustments are not applied to Level 1 investments.

•             Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•             Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions.  The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value.  This data is also used to corroborate, when available, information received from approved pricing vendors and brokers.  Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2014:

Description	Level 1	Level 2	Level 3
	Quoted Prices in	Other Significant	Significant
	Active Markets for	Observable	Unobservable
	Identical Assets ($)	Inputs ($)	Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	29,689,935	—	—	29,689,935
Energy	21,434,310	—	—	21,434,310
Industrials	278,525,082	—	—	278,525,082
Information Technology	47,058,901	—	—	47,058,901
Telecommunication Services	34,882,489	—	—	34,882,489
Utilities	10,818,148	—	—	10,818,148
Convertible Preferred Stocks
Telecommunication Services	—	9,763,200	—	9,763,200
Total Equity Securities	422,408,865	9,763,200	—	432,172,065
Bonds
Corporate Bonds & Notes	—	5,274,595	—	5,274,595
Total Bonds	—	5,274,595	—	5,274,595
Other
Limited Partnerships	12,904,441	—	—	12,904,441
Total Other	12,904,441	—	—	12,904,441
Mutual Funds
Money Market Funds	15,905,278	—	—	15,905,278
Total Mutual Funds	15,905,278	—	—	15,905,278
Total	451,218,584	15,037,795	—	466,256,379

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Item  2. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-Q is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	March 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	March 24, 2014

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	March 24, 2014